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Ernst & Young LLP letterhead



The Board of Directors
EquiTrust Life Insurance Company

We consent to the reference to our firm under the captions "Financial Statements" and "Experts" and to the use of our report dated January 16, 1998 with respect to EquiTrust Life Insurance Company, in the Registration
Statement (Form N-4) and related Prospectus of EquiTrust Life Annuity
Account II for the registration of individual flexible premium deferred variable annuity contracts.

Sincerely,

/s/ Ernst & Young LLP

Des Moines, Iowa
August 14, 1998